Employee Benefit Plan, Schedule, Asset Held for Investment	12 Months Ended
Dec. 31, 2025
EBP 002 [Member]
EBP, Schedule of Asset Held for Investment [Line Items]
EBP, Investment [Policy Text Block]
(e) Investments

The Plan’s investments are reported at fair value (see note 3 and 4), with the exception of the fully benefit-responsive investment contracts in the Investment Trust, which are reported at contract value (see note 5). Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Purchases and sales of securities are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date. Interest income and administrative expenses are recorded on the accrual basis. The cost of investment securities sold is determined on the weighted average cost. Deposits to and withdrawals from each fund by participating plans are made at fair value determined as of the end of the business day of the transaction.
The Plan accounts for certain changes in net assets as follows:

•Dividends and interest, net realized and unrealized appreciation (depreciation), and administrative expenses of the pooled funds are recognized by the Plan only as they are reflected in the Plan’s proportionate share of net increases (decreases) in the market value of the underlying Investment Trust investment accounts.

•Net realized appreciation (depreciation) is recognized by the Plan upon the sale of investment securities or portions thereof on the basis of weighted average cost to each investment manager’s portfolio.